UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):	May 17, 2018

Vishay Precision Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-34679	27-0986328
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation or Organization)		Number)

3 Great Valley Parkway, Suite 150
Malvern, PA	19355
(Address of Principal Executive Offices)	(Zip Code)

(484) 321-5300
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders

On May 17, 2018, Vishay Precision Group, Inc. (the “Company”) held its 2018 Annual Meeting of Stockholders (the “Annual Meeting”). A total of 12,423,246 shares of the Company’s common stock and 1,025,158 shares of the Company’s Class B common stock were entitled to vote as of March 26, 2018, the record date for the Annual Meeting, of which 12,210,235 were present in person or by proxy at the Annual Meeting (representing 21,295,798 total votes). Each share of common stock is entitled to one vote, and each share of Class B common stock is entitled to ten votes. The following is a summary of the final voting results for each matter presented to stockholders.
Proposal 1: Election of Directors

The Company’s stockholders voted to elect Janet Clarke, Wesley Cummins, Bruce Lerner, Saul Reibstein, Ziv Shoshani, Timothy Talbert and Marc Zandman to serve as directors of the Company for a one-year term expiring on the date of the Company’s 2019 Annual Meeting of Stockholders. The number of votes cast in the election of directors was as follows:

Nominee	For	Withheld	Broker Non-Votes
Janet Clarke	19,453,526	250,605	1,591,667
Wesley Cummins	19,458,724	245,407	1,591,667
Bruce Lerner	19,458,226	245,905	1,591,667
Saul Reibstein	19,418,145	285,986	1,591,667
Ziv Shoshani	19,453,588	250,543	1,591,667
Timothy Talbert	19,416,949	287,182	1,591,667
Marc Zandman	19,423,358	280,773	1,591,667
Proposal 2: Ratification of Selection of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. The number of votes cast in the ratification of the appointment of Ernst & Young LLP was as follows:

	For	Against	Abstentions	Broker Non-Votes
Ratification of Ernst & Young LLP	20,774,562	129,148	392,088	—
Proposal 3: Advisory Vote Related to Executive Compensation

The Company’s stockholders, on an advisory basis, voted to approve the compensation paid to the Company's named executive officers for 2017, as follows:

	For	Against	Abstentions	Broker Non-Votes
Approval of 2017 compensation of named executive officers	18,956,169	363,205	384,757	1,591,667

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vishay Precision Group, Inc.

Date: May 18, 2018	By:	/s/ William M. Clancy
Name: William M. Clancy
Title: Executive Vice President and Chief
Financial Officer